UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act File Number: 811-08342
Global Macro Portfolio
(Exact Name of registrant as Specified in Charter)
Two International Place Boston, Massachusetts 02110
(Address of Principal Executive Offices)
Maureen A. Gemma
Two International Place Boston, Massachusetts 02110
(Name and Address of Agent for Services)
(617) 482-8260
(registrant’s Telephone Number)
October 31
Date of Fiscal Year End
October 31, 2009
Date of Reporting Period

Item 1. Reports to Stockholders

Global Macro Portfolio as of October 31, 2009

PORTFOLIO OF INVESTMENTS

Foreign Government Bonds — 9.0%

		Principal
Security		Amount	Value

Brazil — 0.5%

Nota Do Tesouro Nacional, 6.00%, 5/15/15(1)	BRL	11,977,204	$6,588,517

Total Brazil (identified cost $5,616,391)			$6,588,517

Congo — 0.1%

Republic of Congo, 3.00%, 6/30/29	USD	2,128,000	$1,058,680

Total Congo (identified cost $834,856)			$1,058,680

Costa Rica — 0.1%

Titulo Propiedad Ud, 1.00%, 1/12/22(2)	CRC	2,247,311,409	$1,707,142
Titulo Propiedad Ud, 1.63%, 7/13/16(3)	CRC	263,302,959	203,278

Total Costa Rica (identified cost $2,609,008)			$1,910,420

Georgia — 0.4%

Republic of Georgia, 7.50%, 4/15/13	USD	4,764,000	$4,835,460

Total Georgia (identified cost $3,397,333)			$4,835,460

Ghana — 0.4%

Ghana Government Bond, 13.00%, 8/2/10	GHS	600,000	$387,643
Ghana Government Bond, 13.50%, 3/30/10	GHS	980,000	652,556
Ghana Government Bond, 13.67%, 6/11/12(4)	GHS	4,300,000	2,353,740
Ghana Government Bond, 13.69%, 3/15/10	GHS	1,900,000	1,271,076

Total Ghana (identified cost $8,305,683)			$4,665,015

Ivory Coast — 0.1%

Ivory Coast, 4.00%, 3/31/28(5)	USD	2,296,000	$1,376,452

Total Ivory Coast (identified cost $848,657)			$1,376,452

Macedonia — 0.6%

Republic of Macedonia, 4.625%, 12/8/15	EUR	6,594,000	$8,485,817

Total Macedonia (identified cost $5,650,859)			$8,485,817

Poland — 0.8%

Poland Government Bond, 3.00%, 8/24/16(6)	PLN	29,900,774	$9,881,312

Total Poland (identified cost $8,505,430)			$9,881,312

South Africa — 0.9%

Republic of South Africa, 6.50%, 6/2/14	USD	11,090,000	$12,143,550

Total South Africa (identified cost $12,230,320)			$12,143,550

South Korea — 0.3%

Republic of South Korea, 7.125%, 4/16/19	USD	3,770,000	$4,422,644

Total South Korea
(identified cost $3,735,630)			$4,422,644

Turkey — 4.2%

Turkey Government Bond, 9.00%, 5/21/14(7)	TRY	12,614,863	$10,006,296
Turkey Government Bond, 10.00%, 2/15/12(8)	TRY	20,336,004	15,205,500
Turkey Government Bond, 12.00%, 8/14/13(9)	TRY	35,255,303	29,644,240

Total Turkey (identified cost $42,554,990)			$54,856,036

Uruguay — 0.6%

Republic of Uruguay, 5.00%, 9/14/18(10)	UYU	170,663,510	$8,454,698

Total Uruguay (identified cost $7,395,946)			$8,454,698

Total Foreign Government Bonds (identified cost $101,685,103)			$118,678,601

Foreign Corporate Bonds & Notes — 0.8%

		Principal
Security		Amount	Value

Chile — 0.3%

JPMorgan Chilean Inflation Linked Note, 3.80%, 11/17/15(11)	USD	3,504,414	$3,703,729

Total Chile (identified cost $3,000,000)			$3,703,729

See notes to financial statements

Global Macro Portfolio as of October 31, 2009

PORTFOLIO OF INVESTMENTS CONT’D

		Principal
Security		Amount	Value

Indonesia — 0.0%

APP Finance VI, 0.00%, 11/18/12(5)	USD	4,000,000	$20,000
APP Finance VII, 3.50%, 4/30/24(5)	USD	2,000,000	10,000

Total Indonesia (identified cost $3,094,175)			$30,000

Kazakhstan — 0.5%

Kazkommerts International, 7.875%, 4/7/14(12)	USD	7,500,000	$6,318,750

Total Kazakhstan (identified cost $6,232,621)			$6,318,750

Total Foreign Corporate Bonds & Notes (identified cost $12,326,796)			$10,052,479

Debt Obligations - United States — 63.4%

Corporate Bonds & Notes — 0.1%

		Principal
Security		Amount	Value

Eaton Corp., 8.875%, 6/15/19		$500,000	$632,595
Ingersoll-Rand Co., 6.48%, 6/1/25		1,050,000	1,013,598

Total Corporate Bonds & Notes
(identified cost $1,528,795)			$1,646,193

Collateralized Mortgage Obligations — 7.9%

		Principal
Security		Amount	Value

Federal Home Loan Mortgage Corp.:
Series 4, Class D, 8.00%, 12/25/22		$435,869	$437,280
Series 1548, Class Z, 7.00%, 7/15/23		567,395	599,911
Series 1650, Class K, 6.50%, 1/15/24		3,614,091	3,936,055
Series 1817, Class Z, 6.50%, 2/15/26		484,435	517,348
Series 1927, Class ZA, 6.50%, 1/15/27		1,938,642	2,045,051
Series 2127, Class PG, 6.25%, 2/15/29		2,319,417	2,475,780

			$10,011,425

Federal National Mortgage Association:
Series 1992-180, Class F, 1.431%, 10/25/22(13)		$1,871,615	$1,908,715
Series 1993-16, Class Z, 7.50%, 2/25/23		1,843,740	2,070,856
Series 1993-79, Class PL, 7.00%, 6/25/23		1,397,314	1,557,950
Series 1993-104, Class ZB, 6.50%, 7/25/23		582,001	637,777
Series 1993-121, Class Z, 7.00%, 7/25/23		8,965,939	9,997,009
Series 1993-141, Class Z, 7.00%, 8/25/23		1,440,365	1,611,468
Series 1994-42, Class ZQ, 7.00%, 4/25/24		8,880,903	9,912,224
Series 1994-79, Class Z, 7.00%, 4/25/24		1,719,833	1,919,176
Series 1994-89, Class ZQ, 8.00%, 7/25/24		1,215,290	1,399,790
Series 1996-35, Class Z, 7.00%, 7/25/26		448,426	503,799
Series 1998-16, Class H, 7.00%, 4/18/28		1,230,944	1,382,257
Series 1999-25, Class Z, 6.00%, 6/25/29		3,853,032	4,157,582
Series 2000-2, Class ZE, 7.50%, 2/25/30		513,054	579,516
Series 2000-49, Class A, 8.00%, 3/18/27		1,458,246	1,676,762
Series 2001-37, Class GA, 8.00%, 7/25/16		177,538	194,722
Series 2009-48, Class WA, 5.844%, 7/25/39(14)		18,407,444	19,728,297
Series G48, Class Z, 7.10%, 12/25/21		1,428,089	1,579,628
Series G93-1, Class K, 6.675%, 1/25/23		2,080,103	2,287,495
Series G93-31, Class PN, 7.00%, 9/25/23		6,553,115	7,225,636
Series G93-41, Class ZQ, 7.00%, 12/25/23		13,269,148	14,632,287

			$84,962,946

Government National Mortgage Association:
Series 1996-22, Class Z, 7.00%, 10/16/26		$1,170,727	$1,299,690
Series 1999-42, Class Z, 8.00%, 11/16/29		3,025,003	3,437,349
Series 2001-35, Class K, 6.45%, 10/26/23		485,215	530,416
Series 2002-48, Class OC, 6.00%, 9/16/30		4,247,741	4,383,653

			$9,651,108

Total Collateralized Mortgage Obligations (identified cost $100,068,473)			$104,625,479

Mortgage Pass-Throughs — 52.1%

		Principal
Security		Amount	Value

Federal Home Loan Mortgage Corp.:
3.003%, with maturity at 2035(15)		$9,023,361	$9,319,287
3.568%, with maturity at 2029(15)		1,948,684	1,990,096
4.34%, with maturity at 2030(15)		2,606,128	2,712,001
4.559%, with maturity at 2023(15)		773,682	798,961
5.00%, with various maturities to 2019		10,640,232	11,368,683
5.50%, with various maturities to 2013		9,986,332	10,645,542
6.00%, with various maturities to 2035(16)		72,776,014	78,143,602
6.50%, with various maturities to 2024		7,186,068	7,831,376
7.00%, with various maturities to 2035		14,881,013	16,524,858
7.31%, with maturity at 2026		428,090	483,708
7.50%, with various maturities to 2035		39,843,175	44,923,278
7.95%, with maturity at 2022		612,944	699,998
8.00%, with various maturities to 2030		3,132,258	3,579,880
8.15%, with maturity at 2021		345,268	398,784
8.30%, with maturity at 2021		233,943	267,347
8.47%, with maturity at 2018		275,495	305,605
8.50%, with various maturities to 2028		1,828,016	2,122,801

See notes to financial statements

Global Macro Portfolio as of October 31, 2009

PORTFOLIO OF INVESTMENTS CONT’D

	Principal
Security	Amount	Value

Federal Home Loan Mortgage Corp.: (continued)
9.00%, with various maturities to 2027	$3,518,301	$4,092,280
9.50%, with various maturities to 2027	366,350	436,678
9.75%, with various maturities to 2020	8,135	9,372
10.00%, with various maturities to 2020	1,226,410	1,408,409
10.50%, with maturity at 2021	596,461	694,294
11.00%, with maturity at 2016	867,194	989,003
13.25%, with maturity at 2013	934	999

		$199,746,842

Federal National Mortgage Association:
2.688%, with maturity at 2022(15)	$3,525,507	$3,604,656
2.723%, with various maturities to 2035(15)	34,256,505	35,143,990
2.787%, with maturity at 2035(15)	7,725,635	7,926,668
2.849%, with various maturities to 2033(15)	26,750,460	27,431,137
2.873%, with maturity at 2025(15)	2,116,494	2,175,840
3.073%, with maturity at 2024(15)	1,690,082	1,744,159
3.691%, with maturity at 2034(15)	5,432,490	5,653,182
3.828%, with maturity at 2035(15)	19,768,945	20,572,049
3.983%, with maturity at 2028(15)	336,153	345,165
4.337%, with maturity at 2023(15)	186,205	192,057
4.419%, with maturity at 2035(15)	14,852,761	15,456,147
5.00%, with various maturities to 2018(16)	28,018,984	29,893,821
5.50%, with various maturities to 2018	4,423,188	4,747,883
6.00%, with various maturities to 2032	9,065,234	9,661,728
6.319%, with maturity at 2032(15)	6,333,113	6,590,393
6.50%, with various maturities to 2030	33,018,537	35,863,176
6.862%, with maturity at 2025(15)	715,405	758,105
7.00%, with various maturities to 2033(16)	70,688,558	78,064,823
7.50%, with various maturities to 2034	30,032,074	33,587,784
8.00%, with various maturities to 2030	10,821,471	12,314,769
8.50%, with various maturities to 2032	16,738,450	19,576,123
9.00%, with various maturities to 2032	3,211,053	3,743,944
9.00%, with maturity at 2010(14)	6,027	6,100
9.046%, with maturity at 2028(14)	1,002,201	1,158,250
9.50%, with various maturities to 2031	5,189,705	6,115,362
10.50%, with maturity at 2029	537,140	643,427
11.00%, with maturity at 2016	61,277	67,706
11.029%, with maturity at 2027(14)	1,040,912	1,203,178
11.50%, with maturity at 2031	775,067	963,098

		$365,204,720

Government National Mortgage Association:
4.125%, with maturity at 2024(15)	$831,806	$859,319
6.50%, with various maturities to 2024	2,874,633	3,131,380
7.00%, with various maturities to 2035	57,443,261	64,033,269
7.50%, with various maturities to 2031	11,239,422	12,729,073
7.75%, with maturity at 2019	40,594	46,125
8.00%, with various maturities to 2034	30,910,826	35,278,295
8.30%, with various maturities to 2020	210,058	236,872
8.50%, with various maturities to 2021	2,052,937	2,323,237
9.00%, with various maturities to 2025	673,550	783,276
9.50%, with various maturities to 2026	2,222,737	2,683,802

		$122,104,648

Total Mortgage Pass-Throughs
(identified cost $662,999,191)		$687,056,210

Commercial Mortgage-Backed Securities — 2.7%

	Principal
Security	Amount	Value

CD, Series 2007-CD4, Class A4, 5.322%, 12/11/49	$3,330,000	$2,997,255
COMM, Series 2007-C9, Class A4, 5.816%, 12/10/49(14)	5,000,000	4,640,701
GCCFC, Series 2007-GG9, Class A4, 5.444%, 3/10/39	5,000,000	4,473,509
JPMCC, Series 2005-LDP5, Class AM, 5.221%, 12/15/44(14)	9,960,000	8,654,565
JPMCC, Series 2007-LDPX, Class A3, 5.42%, 1/15/49	1,600,000	1,405,416
MLMT, Series 2006-C2, Class A2, 5.756%, 8/12/43(14)	7,000,000	7,068,958
WBCMT, Series 2005-C17, Class A4, 5.083%, 3/15/42(14)	6,000,000	6,018,702

Total Commercial Mortgage-Backed Securities
(identified cost $32,842,394)		$35,259,106

U.S. Government Agency Bonds — 0.4%

	Principal
Security	Amount	Value

United States Agency for International Development-Israel, 5.50%, 12/4/23	$5,000,000	$5,563,135

Total U.S. Government Agency Bonds
(identified cost $5,498,810)		$5,563,135

U.S. Treasury Obligations — 0.2%

	Principal
Security	Amount	Value

United States Treasury Bond, 7.875%, 2/15/21(16)	$1,500,000	$2,081,485

Total U.S. Treasury Obligations
(identified cost $1,767,200)		$2,081,485

Total Debt Obligations - United States
(identified cost $804,704,863)		$836,231,608

See notes to financial statements

Global Macro Portfolio as of October 31, 2009

PORTFOLIO OF INVESTMENTS CONT’D

Common Stocks — 0.3%

Security	Shares	Value

China — 0.1%

Commercial Banks — 0.1%

Industrial & Commercial Bank of China, Ltd.	2,191,752	$1,743,791

		$1,743,791

Professional Services — 0.0%

APP China	8,155	$326,200

		$326,200

Total China (identified cost $2,395,650)		$2,069,991

United Arab Emirates — 0.2%

Commercial Banks — 0.1%

Abu Dhabi Commercial Bank	423,280	$224,516
First Gulf Bank	110,000	561,077
National Bank of Abu Dhabi	39,600	143,642
Union National Bank	330,000	339,169

		$1,268,404

Diversified Financial Services — 0.0%

Waha Capital (PJSC)	997,500	$247,415

		$247,415

Hotels, Restaurants & Leisure — 0.0%

Abu Dhabi National Hotels	58,330	$70,670

		$70,670

Real Estate Management & Development — 0.1%

Aldar Properties (PJSC)	240,000	$379,345
Sorouh Real Estate Co.	340,000	328,892

		$708,237

Total United Arab Emirates
(identified cost $1,724,739)		$2,294,726

Total Common Stocks
(identified cost $4,120,389)		$4,364,717

Investment Companies — 0.0%

Description	Shares	Value

First Trust/Four Corners Senior Floating Rate Income Fund II	15,000	$163,500
ING Prime Rate Trust	30,000	150,600
Nuveen Senior Income Fund	29,830	175,102

Total Investment Companies
(identified cost $371,759)		$489,202

Currency Options Purchased — 0.1%

	Principal
	Amount of
	Contracts		Strike		Expiration
Description	(000’s omitted)		Price		Date	Value

Euro Put Option	EUR	18,447	EUR	1.41	4/29/10	$545,578
Japanese Yen Put Option	JPY	2,857,000	JPY	106.91	4/8/10	20,948

Total Currency Options Purchased (identified cost $987,347)						$566,526

Short-Term Investments — 32.1%
Foreign Government Securities — 16.7%

		Principal
		Amount
Security		(000’s omitted)	Value

Iceland — 0.8%

Iceland Treasury Bill, 0.00%, 11/16/09	ISK	699,536	$4,715,291
Iceland Treasury Bill, 0.00%, 2/15/10	ISK	180,870	1,193,141
Iceland Treasury Note, 7.00%, 3/17/10	ISK	743,684	5,006,125

Total Iceland (identified cost $10,546,470)			$10,914,557

Lebanon — 4.8%

Lebanon Treasury Bill, 0.00%, 11/5/09	LBP	3,685,000	$2,451,769
Lebanon Treasury Bill, 0.00%, 11/19/09	LBP	4,574,000	3,037,663
Lebanon Treasury Bill, 0.00%, 12/17/09	LBP	2,088,940	1,383,318
Lebanon Treasury Bill, 0.00%, 12/17/09	LBP	2,212,500	1,465,140
Lebanon Treasury Bill, 0.00%, 12/24/09	LBP	3,344,330	2,212,602
Lebanon Treasury Bill, 0.00%, 12/31/09	LBP	3,304,230	2,183,982
Lebanon Treasury Bill, 0.00%, 1/7/10	LBP	3,342,000	2,206,743
Lebanon Treasury Bill, 0.00%, 1/21/10	LBP	2,223,000	1,464,782
Lebanon Treasury Bill, 0.00%, 2/4/10	LBP	4,480,000	2,945,376
Lebanon Treasury Bill, 0.00%, 2/18/10	LBP	3,379,000	2,216,237
Lebanon Treasury Bill, 0.00%, 3/4/10	LBP	2,878,000	1,882,886
Lebanon Treasury Bill, 0.00%, 3/18/10	LBP	15,127,980	9,870,957

See notes to financial statements

Global Macro Portfolio as of October 31, 2009

PORTFOLIO OF INVESTMENTS CONT’D

		Principal
		Amount
Security		(000’s omitted)	Value

Lebanon (continued)

Lebanon Treasury Bill, 0.00%, 4/1/10	LBP	7,675,000	$4,993,911
Lebanon Treasury Bill, 0.00%, 4/15/10	LBP	10,544,000	6,840,613
Lebanon Treasury Bill, 0.00%, 4/29/10	LBP	18,810,000	12,193,939
Lebanon Treasury Bill, 0.00%, 9/23/10	LBP	2,682,000	1,692,696
Lebanon Treasury Bill, 0.00%, 10/21/10	LBP	6,760,200	4,246,504

Total Lebanon
(identified cost $62,835,296)			$63,289,118

South Korea — 1.1%

Korea Monetary Stabilization Bond, 5.45%, 1/23/10	KRW	3,507,930	$2,988,528
Korea Monetary Stabilization Bond, 5.54%, 11/14/09	KRW	7,811,040	6,614,261
Korea Treasury Bond, 4.75%, 12/10/09	KRW	5,378,950	4,561,859

Total South Korea
(identified cost $13,685,824)			$14,164,648

Sri Lanka — 3.8%

Sri Lanka Government Bond, 7.60%, 4/1/10	LKR	189,310	$1,637,635
Sri Lanka Government Bond, 15.50%, 1/15/10	LKR	457,900	4,039,332
Sri Lanka Government Bond, 15.50%, 5/15/10	LKR	766,310	6,883,797
Sri Lanka Treasury Bill, 0.00%, 11/6/09	LKR	465,000	4,043,961
Sri Lanka Treasury Bill, 0.00%, 11/6/09	LKR	555,200	4,828,402
Sri Lanka Treasury Bill, 0.00%, 1/8/10	LKR	787,200	6,745,371
Sri Lanka Treasury Bill, 0.00%, 1/15/10	LKR	1,002,000	8,571,377
Sri Lanka Treasury Bill, 0.00%, 2/5/10	LKR	980,450	8,345,525
Sri Lanka Treasury Bill, 0.00%, 4/9/10	LKR	590,820	4,949,610
Sri Lanka Treasury Bill, 0.00%, 4/30/10	LKR	59,560	497,067

Total Sri Lanka
(identified cost $50,404,006)			$50,542,077

Egypt — 6.2%

Egypt Treasury Bill, 0.00%, 11/3/09	EGP	109,925	$20,079,540
Egypt Treasury Bill, 0.00%, 11/10/09	EGP	40,500	7,384,053
Egypt Treasury Bill, 0.00%, 11/17/09	EGP	39,500	7,188,235
Egypt Treasury Bill, 0.00%, 11/24/09	EGP	32,350	5,875,961
Egypt Treasury Bill, 0.00%, 12/1/09	EGP	37,750	6,843,903
Egypt Treasury Bill, 0.00%, 12/8/09	EGP	88,775	16,064,252
Egypt Treasury Bill, 0.00%, 12/22/09	EGP	20,500	3,695,637
Egypt Treasury Bill, 0.00%, 6/29/10	EGP	16,825	2,883,322
Egypt Treasury Bill, 0.00%, 8/3/10	EGP	18,950	3,217,380
Egypt Treasury Bill, 0.00%, 9/28/10	EGP	16,700	2,794,237
Egypt Treasury Bill, 0.00%, 10/26/10	EGP	14,250	2,365,089
Egypt Treasury Bill, 0.00%, 10/26/10	EGP	19,400	3,219,840

Total Egypt (identified cost $81,022,880)			$81,611,449

Total Foreign Government Securities
(identified cost $218,494,476)			$220,521,849

Repurchase Agreements(18) — 10.6%

		Principal
		Amount
Description		(000’s omitted)	Value

Barclays Bank PLC:
Dated 10/15/09, with an interest rate of 0.75%, collateralized by Venezuela Government Bond with an interest rate of 7.75%, a maturity date of 10/13/19 and a market value of $9,954,896.		$9,817	$9,816,537
Dated 10/16/09, with an interest rate of 0.80%, collateralized by Venezuela Government Bond with an interest rate of 9.25%, a maturity date of 5/7/28 and a market value of $4,541,708.		4,409	4,409,306
Dated 10/23/09, with an interest rate of 0.75%, collateralized by Venezuela Government Bond with an interest rate of 7.00%, a maturity date of 12/1/18 and a market value of $6,989,722.		7,138	7,138,211
Dated 10/26/09, with an interest rate of 0.80%, collateralized by Argentina Government Bond with an interest rate of 0.943%, a maturity date of 8/3/12 and a market value of 6,957,500.(13)		6,899	6,899,200
Dated 10/8/09, with an interest rate of 0.80%, collateralized by Venezuela Government Bond with an interest rate of 10.75%, a maturity date of 9/19/13 and a market value of $1,929,486.		1,954	1,954,447
Dated 10/9/09, with an interest rate of 0.90%, collateralized by Argentina Government Bond with an interest rate of 0.943%, a maturity date of 8/3/12 and a market value of $5,186,500.(13)		4,998	4,998,392
Dated 7/2/09 with an interest rate of 1.15%, collateralized by Lebanon Government Bond with an interest rate of 7.125%, a maturity date of 3/5/10 and a market value of $5,201,563.		5,139	5,138,875

See notes to financial statements

Global Macro Portfolio as of October 31, 2009

PORTFOLIO OF INVESTMENTS CONT’D

	Principal
	Amount
Description	(000’s omitted)	Value

Barclays Bank PLC (continued)
Dated 8/20/09, with an interest rate of 0.70%, collateralized by Philippines Government Bond with an interest rate of 9.375%, a maturity date of 1/18/17 and a market value of $3,196,745.	$2,972	$2,972,156
Dated 9/16/09, with an interest rate of 0.85%, collateralized by Costa Rica Government Bond with an interest rate of 9.995%, a maturity date of 8/1/20 and a market value of $5,238,839.	5,147	5,147,152
Dated 9/16/09, with an interest rate of 0.90%, collateralized by Venezuela Government Bond with an interest rate of 7.65%, a maturity date of 4/21/25 and a market value of $1,228,825.	1,419	1,418,526
Dated 9/18/09, with an interest rate of 1.25%, collateralized by Argentina Government Bond with an interest rate of 0.578%, a maturity date of 4/30/13 and a market value of $4,062,500.(13)	3,920	3,920,000
Dated 9/18/09, with an interest rate of 1.25%, collateralized by Argentina Government Bond with an interest rate of 7.00%, a maturity date of 9/12/13 and a market value of $2,493,750.	2,264	2,263,800
Dated 9/22/09, with an interest rate of 0.95%, collateralized by Argentina Government Bond with an interest rate of 0.943%, a maturity date of 8/3/12 and a market value of $5,534,375.(13)	5,145	5,145,000
Citibank:
Dated 10/13/09, with an interest rate of 0.40%, collateralized by Turkey Government Bond with an interest rate of 11.00%, a maturity date of 1/14/13 and a market value of $12,448,889.	12,400	12,400,000
Dated 10/19/09, with an interest rate of 0.40%, collateralized by Turkey Government Bond with an interest rate of 11.00%, a maturity date of 1/14/13 and a market value of $6,224,444.	6,211	6,210,500
Dated 10/23/09, with an interest rate of 0.40%, collateralized by Serbia Government Bond with an interest rate of 3.75%, a maturity date of 11/1/24 and a market value of $10,086,458.	10,061	10,061,000
JPMorgan Chase:
Dated 10/15/09, with an interest rate of 0.45%, collateralized by Iraq Government Bond with an interest rate of 5.80%, a maturity date of 1/15/28 and a market value of $7,994,167.	7,915	7,915,000
JPMorgan Chase (continued)
Dated 10/15/09, with an interest rate of 0.45%, collateralized by Turkey Government Bond with an interest rate of 7.25%, a maturity date of 3/15/15 and a market value of $5,620,313.	5,620	5,620,000
Dated 10/22/09, with an interest rate of 0.45%, collateralized by Indonesia Government Bond with an interest rate of 8.50%, a maturity date of 10/12/35 and a market value of $4,797,000.	4,940	4,940,000
Dated 10/26/09, with an interest rate of 0.45%, collateralized by Colombia Government Bond with an interest rate of 6.125%, a maturity date of 1/18/41 and a market value of $9,517,014.	9,510	9,510,000
Dated 10/26/09, with an interest rate of 0.45%, collateralized by Iraq Government Bond with an interest rate of 5.80%, a maturity date of 1/15/28 and a market value of $3,997,083.	3,970	3,970,000
Dated 10/28/09, with an interest rate of 0.45%, collateralized by Brazil Government Bond with an interest rate of 8.875%, a maturity date of 4/15/24 and a market value of $6,530,990.	6,555	6,555,000
Dated 9/14/09, with an interest rate of 0.45%, collateralized by Mexico Government Bond with an interest rate of 5.875%, a maturity date of 2/17/14 and a market value of $5,409,566.	5,400	5,400,000
Dated 9/28/09, with an interest rate of 0.45%, collateralized by Mexico Government Bond with an interest rate of 6.625%, a maturity date of 3/3/15 and a market value of $5,544,948.	5,530	5,530,000

Total Repurchase Agreements
(identified cost $139,333,102)		$139,333,102

See notes to financial statements

Global Macro Portfolio as of October 31, 2009

PORTFOLIO OF INVESTMENTS CONT’D

Other Securities — 4.8%

	Interest
Description	(000’s omitted)	Value

Cash Management Portfolio, 0.00%(17)	$64,189	$64,189,485

Total Other Securities
(identified cost $64,189,485)		$64,189,485

Total Short-Term Investments (identified cost $422,017,063)		$424,044,436

Total Investments — 105.7% (identified cost $1,346,213,320)		$1,394,427,569

Securities Sold Short — (3.1)%

	Principal
Security	Amount	Value

U.S. Treasury Obligations — (3.1)%

United States Treasury Bond, 3.50%, 2/15/39	$(23,000,000)	$(20,168,148)
United States Treasury Bond, 5.00%, 5/15/37	(18,100,000)	(20,387,966)

Total Securities Sold Short
(proceeds $40,034,291)		$(40,556,114)

Currency Options Written — 0.0%

	Principal
	Amount of
	Contracts	Strike	Expiration
Description	(000’s omitted)	Price	Date	Value

Japanese Yen Call Option	JPY 4,078,000	JPY 76.3	4/8/10	$(213,391)

Total Currency Options Written (premiums received $522,711)				$(213,391)

Other Assets, Less Liabilities — (2.6)%				$(34,632,079)

Net Assets — 100.0%				$1,319,025,985

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

BRL - Brazilian Real

CRC - Costa Rican Colon

EGP - Egyptian Pound

EUR - Euro

GHS - Ghanaian Cedi

ISK - Icelandic Krona

JPY - Japanese Yen

KRW - South Korean Won

LBP - Lebanese Pound

LKR - Sri Lanka Rupee

PLN - Polish Zloty

TRY - New Turkish Lira

USD - United States Dollar

UYU - Uruguayan Peso

(1)	Bond pays a 6.00% coupon on the face at the end of the payment period. Principal is adjusted based on the IPCA (Amplified Consumer Price Index) as determined by the Brazilian Institute of Geography and Statistics. The original face is BRL 6,468,000 and the current face is BRL 11,977,204.

(2)	Bond pays a 1.00% coupon on the face at the end of the payment period. Principal is adjusted based on Development Units (Unidades de Desarrollo) as calculated by the General Superintendent of Values. The original face is CRC 1,834,400,000 and the current face is CRC 2,247,311,409.

(3)	Bond pays a 1.63% coupon on the face at the end of the payment period. Principal is adjusted based on Development Units (Unidades de Desarrollo) as calculated by the General Superintendent of Values. The original face is CRC 204,500,000 and the current face is CRC 263,302,959.

(4)	Security valued at fair value using methods determined in good faith by or at the direction of the Trustees.

(5)	Currently the issuer is in default with respect to interest payments.

(6)	Bond pays a 3.00% coupon on the face at the end of the payment period. Principal is adjusted based on the Polish Consumer Price Index. The original face is PLN 26,078,000 and the current face is PLN 29,900,774.

(7)	Bond pays a 9.00% coupon on the face at the end of the payment period. Principal is adjusted based on the Turkey Inflation Indexed CPI. The original face is TRY 12,500,000 and the current face is TRY 12,614,863.

(8)	Bond pays a 10.00% coupon on the face at the end of the payment period. Principal is adjusted based on the Turkey Inflation Indexed CPI. The original face is TRY 16,735,000 and the current face is TRY 20,336,004.

(9)	Bond pays a 12.00% coupon on the face at the end of the payment period. Principal is adjusted based on the Turkey Inflation Indexed CPI. The original face is TRY 33,400,000 and the current face is TRY 35,255,303.

(10)	Bond pays a 5.00% coupon on the face at the end of the payment period. Principal is adjusted based on the Uruguayan inflation rate. The original face is UYU 135,030,000 and the current face is UYU 170,663,510.

(11)	Bond pays a 3.80% coupon on the face at the end of the payment period. Principal is adjusted based on changes in the Chilean UF (Unidad de Fomento) Rate. The original face is $3,000,000 and the current face is $3,504,414.

See notes to financial statements

Global Macro Portfolio as of October 31, 2009

PORTFOLIO OF INVESTMENTS CONT’D

(12)	Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

(13)	Floating-rate security.

(14)	Weighted average fixed-rate coupon that changes/updates monthly.

(15)	Adjustable rate mortgage security. Rate shown is the rate at October 31, 2009.

(16)	Security (or a portion thereof) has been pledged to cover collateral requirements on open financial contracts.

(17)	Affiliated investment company available to Eaton Vance portfolios and funds which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of October 31, 2009.

(18)	Open repurchase agreements with no specific maturity date. Either party may terminate the agreement upon demand.

See notes to financial statements

Global Macro Portfolio as of October 31, 2009

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of October 31, 2009

Assets

Unaffiliated investments, at value (identified cost, $1,282,023,835)	$1,330,238,084
Affiliated investment, at value (identified cost, $64,189,485)	64,189,485
Restricted cash*	3,870,000
Foreign currency, at value (identified cost, $326,275)	322,922
Interest and dividends receivable	8,028,863
Receivable for investments sold	53,837,823
Receivable for open forward foreign currency exchange contracts	6,459,693
Receivable for closed forward foreign currency exchange contracts	211,619
Receivable for open swap contracts	8,092,767
Receivable for closed options	64,634
Premium paid on open swap contracts	1,027,084

Total assets	$1,476,342,974

Liabilities

Payable for investments purchased	$98,713,272
Interest payable for securities sold short	602,908
Payable for variation margin on open financial futures contracts	222,127
Payable for open forward foreign currency exchange contracts	3,997,175
Payable for closed forward foreign currency exchange contracts	56,782
Payable for open swap contracts	11,739,500
Payable for closed swap contracts	342,508
Payable for securities sold short, at value
(proceeds, $40,034,291)	40,556,114
Written options outstanding, at value (premiums received, $522,711)	213,391
Payable to affiliates:
Investment adviser fee	612,708
Trustees’ fees	3,013
Accrued expenses	257,491

Total liabilities	$157,316,989

Net Assets applicable to investors’ interest in Portfolio	$1,319,025,985

Sources of Net Assets

Net proceeds from capital contributions and withdrawals	$1,272,448,233
Net unrealized appreciation	46,577,752

Total	$1,319,025,985

*	Represents restricted cash on deposit at custodian for open financial contracts.

Statement of Operations

For the Year Ended
October 31, 2009

Investment Income

Interest (net of foreign taxes, $302,903)	$49,891,775
Dividends	225,191
Interest allocated from affiliated investment	291,728
Expenses allocated from affiliated investment	(174,296)

Total investment income	$50,234,398

Expenses

Investment adviser fee	$5,230,955
Trustees’ fees and expenses	36,412
Custodian fee	275,494
Legal and accounting services	233,754
Interest expense on securities sold short	426,678
Miscellaneous	33,729

Total expenses	$6,237,022

Deduct —
Reduction of custodian fee	$109

Total expense reductions	$109

Net expenses	$6,236,913

Net investment income	$43,997,485

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —
Investment transactions	$(7,352,782)
Securities sold short	(150,167)
Financial futures contracts	(1,324,791)
Swap contracts	(1,150,063)
Foreign currency and forward foreign currency exchange contract transactions	(9,006,945)

Net realized loss	$(18,984,748)

Change in unrealized appreciation (depreciation) —
Investments	$97,891,288
Securities sold short	(521,823)
Financial futures contracts	(1,430,050)
Swap contracts	(3,620,691)
Written options	309,320
Foreign currency and forward foreign currency exchange contracts	(11,538,105)

Net change in unrealized appreciation (depreciation)	$81,089,939

Net realized and unrealized gain	$62,105,191

Net increase in net assets from operations	$106,102,676

See notes to financial statements

Global Macro Portfolio as of October 31, 2009

FINANCIAL STATEMENTS CONT’D

Statements of Changes in Net Assets

Increase (Decrease)	Year Ended	Year Ended
in Net Assets	October 31, 2009	October 31, 2008

From operations —
Net investment income	$43,997,485	$44,056,245
Net realized gain (loss) from investment transactions, securities sold short, financial futures contracts, swap contracts, and foreign currency and forward foreign currency exchange contract transactions	(18,984,748)	7,828,537
Net change in unrealized appreciation (depreciation) from investments, securities sold short, financial futures contracts, swap contracts, written options, foreign currency and forward foreign currency exchange contracts	81,089,939	(36,495,770)

Net increase in net assets from operations	$106,102,676	$15,389,012

Capital transactions —
Contributions	$530,666,796	$275,977,287
Withdrawals	(162,764,389)	(134,738,001)

Net increase in net assets from capital transactions	$367,902,407	$141,239,286

Net increase in net assets	$474,005,083	$156,628,298

Net Assets

At beginning of year	$845,020,902	$688,392,604

At end of year	$1,319,025,985	$845,020,902

See notes to financial statements

Global Macro Portfolio as of October 31, 2009

FINANCIAL STATEMENTS CONT’D

Supplementary Data

	Year Ended October 31,

	2009	2008	2007	2006	2005

Ratios/Supplemental Data

Ratios (as a percentage of average daily net assets):
Expenses(1)	0.67%	0.63%	0.67%	0.66%	0.66%
Interest expense(2)	0.05%	—	—	—	—
Total expenses	0.72%	0.63%	0.67%	0.66%	0.66%
Net investment income	4.93%	5.25%	5.16%	4.49%	3.23%
Portfolio Turnover	25%	26%	45%	41%	59%

Total Return	12.10%	2.97%	10.34%	7.60%	6.48%

Net assets, end of year (000’s omitted)	$1,319,026	$845,021	$688,393	$563,226	$410,680

(1)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(2)	Interest expense relates to interest on securities sold short.

See notes to financial statements

Global Macro Portfolio as of October 31, 2009

NOTES TO FINANCIAL STATEMENTS

1   Significant Accounting Policies

Global Macro Portfolio (the Portfolio) is a New York trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a non-diversified, open-end management investment company. The Portfolio’s investment objective is to seek total return. Total return is defined as income plus capital appreciation. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At October 31, 2009, Eaton Vance Strategic Income Fund, Eaton Vance Global Macro Absolute Return Fund and Eaton Vance Medallion Strategic Income Fund held an interest of 57.7%, 28.0% and 6.7%, respectively, in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America. A source of authoritative accounting principles applied in the preparation of the Portfolio’s financial statements is the Financial Accounting Standards Board (FASB) Accounting Standards Codification (the Codification), which superseded existing non-Securities and Exchange Commission accounting and reporting standards for interim and annual reporting periods ending after September 15, 2009. The adoption of the Codification for the current reporting period did not impact the Portfolio’s application of generally accepted accounting principles.

A  Investment Valuation — Debt obligations (including short-term obligations with a remaining maturity of more than sixty days and excluding most seasoned mortgage-backed securities) will normally be valued on the basis of quotations provided by third party pricing services. The pricing services will use various techniques that consider factors including, but not limited to, reported trades or dealer quotations, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, issuer spreads, as well as industry and economic events. Most seasoned, fixed rate 30-year mortgage-backed securities are valued through the use of the investment adviser’s matrix pricing system, which takes into account bond prices, yield differentials, anticipated prepayments and interest rates provided by dealers. Short-term debt securities with a remaining maturity of sixty days or less (excluding those that are non-U.S. dollar denominated, which typically are valued by a pricing service or dealer quotes) are generally valued at amortized cost, which approximates market value. Equity securities (including common shares of closed-end investment companies) listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that will use various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events. Exchange-traded options are valued at the last sale price for the day of valuation as quoted on any exchange on which the option is listed or, in the absence of sales on such date, at the mean between the closing bid and asked prices therefore as reported by the Options Price Reporting Authority. Over-the-counter options (including options on securities, indices and foreign currencies) are valued by a third party pricing service using techniques that consider factors including the value of the underlying instrument, the volatility of the underlying instrument and the period of time until option expiration. Financial futures contracts are valued at the settlement price established by the board of trade or exchange on which they are traded. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average asked prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Portfolio’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service. Interest rate swaps are normally valued using valuations provided by a third party pricing service. Such pricing service valuations are based on the present value of fixed and projected floating rate cash flows over the term of the swap contract. Future cash flows are discounted to their present value using swap quotations provided by electronic data services or by broker/dealers. Credit default swaps are normally valued using valuations provided by a third party pricing service. The pricing services employ electronic data processing techniques to determine the present value based on credit spread quotations obtained from broker/dealers and expected default recovery rates determined by the pricing service using proprietary models. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that most fairly

Global Macro Portfolio as of October 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

reflects the security’s value, or the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker-dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

The Portfolio may invest in Cash Management Portfolio (Cash Management), an affiliated investment company managed by Boston Management and Research (BMR), a subsidiary of Eaton Vance Management (EVM). Cash Management generally values its investment securities utilizing the amortized cost valuation technique permitted by Rule 2a-7 under the 1940 Act, pursuant to which Cash Management must comply with certain conditions. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Management may value its investment securities in the same manner as debt obligations described above.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and any other items of income, gain, loss, deduction or credit.

As of October 31, 2009, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Portfolio’s federal tax returns filed in the 3-year period ended October 31, 2009 remains subject to examination by the Internal Revenue Service.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Portfolio maintains with SSBT. All credit balances, if any, used to reduce the Portfolio’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising

Global Macro Portfolio as of October 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

out of the performance of their duties to the Portfolio. Interestholders in the Portfolio are jointly and severally liable for the liabilities and obligations of the Portfolio in the event that the Portfolio fails to satisfy such liabilities and obligations; provided, however, that, to the extent assets are available in the Portfolio, the Portfolio may, under certain circumstances, indemnify interestholders from and against any claim or liability to which such holder may become subject by reason of being or having been an interestholder in the Portfolio. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

I  Financial Futures Contracts — The Portfolio may enter into financial futures contracts. The Portfolio’s investment in financial futures contracts is designed for hedging against changes in interest rates or as a substitute for the purchase of securities. Upon entering into a financial futures contract, the Portfolio is required to deposit with the broker, either in cash or securities, an amount equal to a certain percentage of the purchase price (initial margin). Subsequent payments, known as variation margin, are made or received by the Portfolio each business day, depending on the daily fluctuations in the value of the underlying security, and are recorded as unrealized gains or losses by the Portfolio. Gains (losses) are realized upon the expiration or closing of the financial futures contracts. Should market conditions change unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. Futures contracts have minimal counterparty risk as they are exchange traded and the clearinghouse for the exchange is substituted as the counterparty, guaranteeing counterparty performance.

J  Forward Foreign Currency Exchange Contracts — The Portfolio may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The Portfolio may enter into forward contracts for hedging purposes as well as non-hedging purposes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed or offset by another contract with the same broker for the same settlement date and currency. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar.

K  Written Options — Upon the writing of a call or a put option, the premium received by the Portfolio is included in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written, in accordance with the Portfolio’s policies on investment valuations discussed above. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option on a security is exercised, the premium reduces the cost basis of the securities purchased by the Portfolio. The Portfolio, as a writer of an option, may have no control over whether the underlying securities or other assets may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities or other assets underlying the written option. The Portfolio may also bear the risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

L  Purchased Options — Upon the purchase of a call or put option, the premium paid by the Portfolio is included in the Statement of Assets and Liabilities as an investment. The amount of the investment is subsequently marked-to-market to reflect the current market value of the option purchased, in accordance with the Portfolio’s policies on investment valuations discussed above. If an option which the Portfolio had purchased expires on the stipulated expiration date, the Portfolio will realize a loss in the amount of the cost of the option. If the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss, depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. If the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid. The risk associated with purchasing options is limited to the premium originally paid.

M  Interest Rate Swaps — The Portfolio may enter into interest rate swap agreements to enhance return, to hedge against fluctuations in securities prices or interest rates, or as substitution for the purchase or sale of securities. Pursuant to these agreements, the Portfolio either makes floating-rate payments based on a benchmark interest rate in exchange for fixed-rate payments or the Portfolio makes fixed-rate payments in exchange for payments on a floating benchmark interest rate. Payments received or made are recorded as realized

Global Macro Portfolio as of October 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

gains or losses. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains or losses. The value of the swap is determined by changes in the relationship between two rates of interest. The Portfolio is exposed to credit loss in the event of non-performance by the swap counterparty. Risk may also arise from movements in interest rates.

N  Cross-Currency Swaps — Cross-currency swaps are interest rate swaps in which interest cash flows are exchanged between two parties based on the notional amounts of two different currencies. The notional amounts are typically determined based on the spot exchange rates at the inception of the trade. Cross-currency swaps also involve the exchange of the notional amounts at the start of the contract at the current spot rate with an agreement to re-exchange such amounts at a later date at either the same exchange rate, a specified rate or the then current spot rate. The entire principal value of a cross-currency swap is subject to the risk that the counterparty to the swap will default on its contractual delivery obligations.

O  Credit Default Swaps — When the Portfolio is the buyer of a credit default swap contract, the Portfolio is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation (or basket of debt obligations) from the counterparty to the contract if a credit event by a third party, such as a U.S. or foreign corporate issuer or sovereign issuer, on the debt obligation occurs. In return, the Portfolio pays the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Portfolio would have spent the stream of payments and received no benefits from the contract. When the Portfolio is the seller of a credit default swap contract, it receives the stream of payments, but is obligated to pay to the buyer of the protection an amount up to the notional amount of the swap and in certain instances take delivery of securities of the reference entity upon the occurrence of a credit event, as defined under the terms of that particular swap agreement. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring, obligation acceleration and repudiation/moratorium. If the Portfolio is the seller of protection and a credit event occurs, the maximum potential amount of future payments that the Portfolio could be required to make would be an amount equal to the notional amount of the agreement. This potential amount would be partially offset by any recovery value of the respective referenced obligation, or net amount received from the settlement of a buy protection credit default swap agreement entered into by the Portfolio for the same referenced obligation. As the seller, the Portfolio effectively adds leverage to its portfolio because, in addition to its total net assets, the Portfolio is subject to investment exposure on the notional amount of the swap. The interest fee paid or received on the swap contract, which is based on a specified interest rate on a fixed notional amount, is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as realized gain upon receipt or realized loss upon payment. The Portfolio also records an increase or decrease to unrealized appreciation (depreciation) in an amount equal to the daily valuation. Upfront payments or receipts, if any, are recorded as other assets or other liabilities, respectively, and amortized over the life of the swap contract as realized gains or losses. The Portfolio segregates assets in the form of cash or liquid securities in an amount equal to the notional amount of the credit default swaps of which it is the seller. The Portfolio segregates assets in the form of cash or liquid securities in an amount equal to any unrealized depreciation of the credit default swaps of which it is the buyer, marked to market on a daily basis. These transactions involve certain risks, including the risk that the seller may be unable to fulfill the transaction.

P  Total Return Swaps — In a total return swap, the Portfolio makes payments at a rate equal to a predetermined spread to the one or three-month LIBOR. In exchange, the Portfolio receives payments based on the rate of return of a benchmark industry index or basket of securities. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains and losses. Periodic payments received or made are recorded as realized gains or losses. The value of the swap is determined by changes in the relationship between the rate of interest and the benchmark industry index or basket of securities. The Portfolio is exposed to credit loss in the event of nonperformance by the swap counterparty. Risk may also arise from the unanticipated movements in value of interest rates, securities, or the index.

Q  When-Issued Securities and Delayed Delivery Transactions — The Portfolio may purchase or sell securities on a delayed delivery or when-issued basis, including TBA (To Be Announced) securities. Payment and delivery may take place after the customary settlement period for that security. At the time the transaction is negotiated, the price of the security that will be delivered is fixed. The Portfolio maintains security positions for these commitments such that sufficient liquid assets will be available to make payments upon settlement. Securities purchased on a delayed delivery or when-issued basis are marked-to-market daily and begin earning interest on settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

R  Repurchase Agreements — The Portfolio may enter into repurchase agreements with banks and broker-dealers determined to be creditworthy by the Portfolio’s

Global Macro Portfolio as of October 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

investment adviser. Under a repurchase agreement, the Portfolio buys a security at one price and simultaneously promises to sell that same security back to the seller at a higher price for settlement at a later date. At the time the Portfolio enters into a repurchase agreement, it typically receives collateral at least equal to the repurchase price. Repurchase agreements are marked-to-market daily. In the event of bankruptcy of the counterparty or a third party custodian, the Portfolio might experience delays in recovering its cash or experience a loss.

S  Securities Sold Short — The Portfolio may seek to hedge investments or increase total return through short sales of securities. A short sale is a transaction in which the Portfolio sells a security it does not own in anticipation of a decline in the market value of that security. To complete such a transaction, the Portfolio may borrow the security to make delivery to the buyer with an obligation to replace such borrowed security at a later date or the Portfolio may sell a security to a forward date without borrowing the security. The proceeds received from a short sale are recorded as a liability and the Portfolio records an unrealized gain or loss to the extent of the difference between the proceeds received and the value of the open short position on the day of determination. A gain, limited to the price at which the Portfolio sold the security short, or a loss, potentially unlimited as there is no upward limit on the price of a security, is recorded when the short position is terminated. Interest payable on securities sold short is recorded as interest expense.

2   Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by BMR as compensation for investment advisory services rendered to the Portfolio. The fee is computed at an annual rate of 0.615% of the Portfolio’s average daily net assets up to $500 million, 0.595% from $500 million up to $1 billion and at reduced rates on daily net assets of $1 billion or more, and is payable monthly. The portion of the adviser fee payable by Cash Management on the Portfolio’s investment of cash therein is credited against the Portfolio’s investment adviser fee. For the year ended October 31, 2009, the Portfolio’s investment adviser fee totaled $5,396,144 of which $165,189 was allocated from Cash Management and $5,230,955 was paid or accrued directly by the Portfolio. For the year ended October 31, 2009, the Portfolio’s investment adviser fee, including the portion allocated from Cash Management, was 0.60% of the Portfolio’s average daily net assets.

Except for Trustees of the Portfolio who are not members of EVM’s or BMR’s organizations, officers and Trustees receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2009, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3   Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations and including maturities and paydowns, for the year ended October 31, 2009 were as follows:

Purchases

Investments (non-U.S. Government)	$146,397,472
U.S. Government and Agency Securities	254,881,022

$401,278,494

Sales

Investments (non-U.S. Government)	$66,653,653
U.S. Government and Agency Securities	130,414,926

$197,068,579

4   Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at October 31, 2009, as determined on a federal income tax basis, were as follows:

Aggregate cost	$1,351,400,341

Gross unrealized appreciation	$59,401,813
Gross unrealized depreciation	(16,374,585)

Net unrealized appreciation	$43,027,228

The net unrealized depreciation on futures contracts, swaps, foreign currency, and forward foreign currency exchange contracts at October 31, 2009 on a federal income tax basis was $1,414,092.

5   Financial Instruments

The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing

Global Macro Portfolio as of October 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

activities. These financial instruments may include written options, forward foreign currency exchange contracts, financial futures contracts and swap contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of written call options at October 31, 2009 is included in the Portfolio of Investments.

A summary of obligations under these financial instruments at October 31, 2009 is as follows:

Forward Foreign Currency Exchange Contracts

Sales

			Net Unrealized
			Appreciation
Settlement Date	Deliver	In Exchange For	(Depreciation)

11/6/09	Sri Lanka Rupee 465,000,000	United States Dollar 3,994,845	$(54,002)
11/6/09	Sri Lanka Rupee 555,200,000	United States Dollar 4,750,578	(83,659)
11/13/09	Euro 20,059,386	United States Dollar 29,485,893	(33,851)
11/16/09	Sri Lanka Rupee 59,389,025	United States Dollar 516,067	(333)
11/23/09	South African Rand 125,771,407	United States Dollar 16,984,660	940,615
11/23/09	South African Rand 89,185,094	United States Dollar 12,040,650	663,743
1/8/10	Sri Lanka Rupee 232,000,000	United States Dollar 1,967,769	(38,515)
1/8/10	Sri Lanka Rupee 555,200,000	United States Dollar 4,707,079	(94,166)
1/15/10	Sri Lanka Rupee 358,000,000	United States Dollar 3,037,760	(56,427)
1/15/10	Sri Lanka Rupee 493,387,250	United States Dollar 4,196,540	(67,796)
1/15/10	Sri Lanka Rupee 644,000,000	United States Dollar 5,466,893	(99,186)
2/5/10	Sri Lanka Rupee 980,450,000	United States Dollar 8,354,921	(105,367)
4/1/10	Sri Lanka Rupee 196,503,780	United States Dollar 1,685,570	(4,650)
4/9/10	Sri Lanka Rupee 590,820,000	United States Dollar 5,071,416	(8,145)
4/30/10	Sri Lanka Rupee 59,560,000	United States Dollar 511,245	(198)
5/17/10	Sri Lanka Rupee 825,699,025	United States Dollar 7,054,242	(28,116)
7/20/10	Kazakhstan Tenge 724,740,200	United States Dollar 4,446,259	$(310,575)
7/21/10	Kazakhstan Tenge 719,872,000	United States Dollar 4,443,654	(280,801)
7/23/10	Kazakhstan Tenge 722,665,700	United States Dollar 4,454,026	(287,909)

			$50,662

Purchases

			Net Unrealized
			Appreciation
Settlement Date	In Exchange For	Deliver	(Depreciation)

11/4/09	Indonesian Rupiah 44,390,000,000	United States Dollar 4,316,414	$330,943
11/5/09	Mexican Peso 143,624,000	United States Dollar 11,092,541	(216,446)
11/5/09	Polish Zloty 8,810,000	Euro 2,071,747	(4,031)
11/5/09	Polish Zloty 70,678,544	Euro 16,647,873	(72,381)
11/9/09	Indian Rupee 298,540,000	United States Dollar 6,318,307	36,988
11/9/09	Indian Rupee 271,180,000	United States Dollar 5,811,830	(38,972)
11/10/09	Indian Rupee 434,383,100	United States Dollar 8,899,469	347,315
11/10/09	Indonesian Rupiah 44,665,000,000	United States Dollar 4,408,310	262,946
11/12/09	Russian Ruble 189,400,000	United States Dollar 6,461,958	13,927
11/12/09	Russian Ruble 167,700,000	United States Dollar 5,722,085	11,844
11/13/09	Australian Dollar 5,786,300	United States Dollar 5,199,974	3,694
11/13/09	South Korean Won 6,783,300,000	United States Dollar 5,810,605	(73,714)
11/16/09	Indian Rupee 233,600,000	United States Dollar 4,816,495	155,128
11/16/09	New Turkish Lira 3,933,200	United States Dollar 2,678,927	(68,985)
11/16/09	New Turkish Lira 13,197,861	United States Dollar 8,996,497	(238,831)
11/16/09	Swedish Krona 38,590,000	Euro 3,739,667	(61,873)
11/19/09	Malaysian Ringgit 19,030,000	United States Dollar 5,678,055	(103,676)
11/19/09	Norwegian Krone 16,800,000	Euro 2,022,573	(44,123)

Global Macro Portfolio as of October 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

Forward Foreign Currency Exchange Contracts (continued)

Purchases

			Net Unrealized
			Appreciation
Settlement Date	In Exchange For	Deliver	(Depreciation)

11/19/09	Zambian Kwacha 13,734,200,000	United States Dollar 2,967,632	$(14,615)
11/20/09	Malaysian Ringgit 20,300,000	United States Dollar 6,047,066	(100,816)
11/23/09	Colombian Peso 13,574,303,631	United States Dollar 7,122,814	(348,083)
11/23/09	Mexican Peso 146,852,000	United States Dollar 11,328,114	(233,661)
11/23/09	Norwegian Krone 70,861,300	Euro 8,466,105	(92,213)
11/25/09	Indian Rupee 194,300,000	United States Dollar 4,045,388	88,508
11/30/09	Australian Dollar 5,954,800	United States Dollar 5,481,864	(135,160)
11/30/09	Indonesian Rupiah 48,730,000,000	United States Dollar 5,027,339	51,348
11/30/09	Indonesian Rupiah 40,402,000,000	United States Dollar 4,244,799	(34,065)
11/30/09	Norwegian Krone 47,010,000	Euro 5,637,569	(94,201)
11/30/09	Serbian Dinar 313,210,000	Euro 3,328,480	(576)
12/2/09	Brazilian Real 10,916,009	United States Dollar 6,177,008	(16,106)
12/4/09	Indian Rupee 306,080,000	United States Dollar 6,512,340	(2,294)
12/11/09	Zambian Kwacha 11,856,500,000	United States Dollar 2,226,573	309,741
12/21/09	Indian Rupee 193,900,000	United States Dollar 4,235,474	(113,724)
12/21/09	Zambian Kwacha 11,950,000,000	United States Dollar 2,212,963	336,619
1/13/10	Indonesian Rupiah 55,064,550,000	United States Dollar 5,836,200	(128,255)
1/14/10	Indian Rupee 551,810,000	United States Dollar 11,912,997	(192,723)
1/21/10	Serbian Dinar 485,700,000	Euro 5,109,942	(13,955)
1/27/10	Zambian Kwacha 11,959,337,900	United States Dollar 2,199,216	329,216
4/13/10	Ghanaian Cedi 6,220,000	United States Dollar 3,918,110	138,382
4/13/10	Ghanaian Cedi 66,150	United States Dollar 41,809	1,332
5/26/10	Zambian Kwacha 13,174,300,000	United States Dollar 2,226,893	445,980
5/27/10	Zambian Kwacha 12,099,250,000	United States Dollar 2,041,723	412,260
7/20/10	Ukraine Hryvna 44,684,900	United States Dollar 4,446,259	$316,817
7/21/10	Ukraine Hryvna 43,991,900	United States Dollar 4,443,626	243,137
7/23/10	Ukraine Hryvna 44,107,800	United States Dollar 4,455,333	238,886
9/3/10	Ukraine Hryvna 29,770,000	United States Dollar 2,658,036	447,929
9/28/10	Zambian Kwacha 9,769,300,000	United States Dollar 1,855,518	46,830
6/15/11	China Renminbi 77,900,000	United States Dollar 11,785,174	196,644
6/15/11	China Renminbi 36,900,000	United States Dollar 5,586,677	88,921

			$2,411,856

At October 31, 2009, closed forward foreign currency purchases and sales contracts excluded above amounted to a receivable of $211,619 and a payable of $56,782.

Futures Contracts

					Net
					Unrealized
Expiration			Aggregate		Appreciation
Date	Contracts	Position	Cost	Value	(Depreciation)

12/09	53 Euro-Bobl	Short	$(8,987,338)	$(9,018,070)	$(30,732)
12/09	43 Euro-Bund	Short	(7,675,695)	(7,713,952)	(38,257)
12/09	21 Japan 10 Year Bond	Short	(32,319,143)	(32,192,301)	126,842
12/09	12 U.S. 30 Year Treasury Bond	Short	(1,428,989)	(1,441,875)	(12,886)
12/09	189 U.S. 5 Year Treasury Note	Short	(21,816,910)	(22,009,641)	(192,731)
12/09	43 U.S. 10 Year Treasury Note	Short	(5,021,443)	(5,100,203)	(78,760)

					$(226,524)

Euro Bobl: Medium-term debt securities issued by the Federal Republic of Germany with a term to maturity of 4.5 to 5 years.

Euro Bund: Long-term debt securities issued by the Federal Republic of Germany with a term to maturity of 8.5 to 10.5 years.

Global Macro Portfolio as of October 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

Japan 10 Year Bond: Japanese Government Bonds (JGB) having a maturity of 7 years or more but less than 11 years.

Interest Rate Swaps

Portfolio
	Notional	Pays/				Net
	Amount	Receives	Floating	Annual		Unrealized
	(000’s	Floating	Rate	Fixed	Termination	Appreciation
Counterparty	omitted)	Rate	Index	Rate	Date	(Depreciation)

JPMorgan Chase Bank	BRL 86,633	Pay	Brazil Interbank Deposit Rate	9.67%	1/03/11	$(291,880)

$(291,880)

BRL - Brazalian Real

Credit Default Swaps — Sell Protection

					Current
		Notional	Contract		Market	Net
		Amount*	Annual		Annual	Unrealized
Reference		(000’s	Fixed	Termination	Fixed	Appreciation
Entity	Counterparty	omitted)	Rate**	Date	Rate***	(Depreciation)

Brazil	JPMorgan Chase Bank	$8,400	5.25%	11/20/09	0.36%	$224,939

Colombia	Credit Suisse First Boston	8,800	4.90	11/20/09	0.96	216,886

Iceland	Barclays Bank PLC	5,000	1.70	3/20/18	3.22	(471,012)

Iceland	Credit Suisse First Boston	5,000	1.70	3/20/18	3.22	(471,012)

Iceland	JPMorgan Chase Bank	6,600	1.75	3/20/18	3.22	(600,452)

Iceland	JPMorgan Chase Bank	4,000	1.90	3/20/18	3.22	(325,212)

Iceland	JPMorgan Chase Bank	5,000	2.10	3/20/23	3.07	(399,248)

Iceland	JPMorgan Chase Bank	5,000	2.45	3/20/23	3.07	(248,514)

Kazakhstan	Barclays Bank PLC	7,600	9.75	11/20/09	0.82	377,313

						$(1,696,312)

Credit Default Swaps — Buy Protection

		Notional	Contract			Net
		Amount	Annual			Unrealized
Reference		(000’s	Fixed		Termination	Appreciation
Entity	Counterparty	omitted)	Rate**		Date	(Depreciation)

Austria	Barclays Bank PLC	$8,800	0.44%		12/20/13	$22,145

Austria	Barclays Bank PLC	3,700	1.42		3/20/14	(143,853)

Brazil	Barclays Bank PLC	9,000	1.65		9/20/19	(67,095)

Greece	Credit Suisse First Boston	20,000	0.20		6/20/20	2,173,174

Greece	Goldman Sachs, Inc.	35,000	0.29		6/20/15	2,001,203

Greece	JPMorgan Chase Bank	20,000	0.13		9/20/17	1,799,720

Italy	Credit Suisse First Boston	18,200	0.20		12/20/16	672,243

Lebanon	Citigroup Global Markets	5,500	1.00	(1)	12/20/14	(43,675)

Lebanon	Citigroup Global Markets	4,600	3.30		9/20/14	(150,749)

Malaysia	Bank of America	3,900	0.83		12/20/14	21,300

Malaysia	Barclays Bank PLC	7,800	0.82		12/20/14	45,503

Malaysia	Barclays Bank PLC	7,400	2.40		3/20/14	(499,533)

Malaysia	Citigroup Global Markets	7,300	2.45		3/20/14	(508,518)
Philippines	Barclays Bank PLC	8,000	1.84		12/20/14	$(23,722)

Philippines	Citigroup Global Markets	3,800	1.84		12/20/14	(11,268)

Philippines	Citigroup Global Markets	5,000	1.88		6/20/11	(62,795)

Philippines	Credit Suisse First Boston	5,000	1.88		6/20/11	(62,795)

Philippines	JPMorgan Chase Bank	5,000	1.88		6/20/11	(62,795)

Serbia	HSBC Bank USA	7,000	1.30		5/20/11	221,179

South Africa	Bank of America	6,300	1.00	(1)	12/20/19	(12,027)

South Africa	Barclays Bank PLC	6,300	1.00	(1)	12/20/19	(56,452)

Thailand	Barclays Bank PLC	7,500	0.97		9/20/19	123,834

Thailand	Citigroup Global Markets	7,700	0.86		12/20/14	84,992

Thailand	Citigroup Global Markets	3,700	0.95		9/20/19	67,167

Thailand	JPMorgan Chase Bank	3,900	0.87		12/20/14	41,169

Turkey	Barclays Bank PLC	4,170	2.12		1/20/13	(105,557)

Turkey	Citigroup Global Markets	9,400	2.93		9/20/19	(601,369)

Turkey	Credit Suisse First Boston	4,120	2.11		1/20/13	(102,894)

Turkey	Credit Suisse First Boston	5,000	2.87		7/20/11	(193,405)

Turkey	JPMorgan Chase Bank	12,610	2.12		1/20/13	(319,203)

Turkey	JPMorgan Chase Bank	10,000	3.16		4/20/10	(127,870)

Turkey	Morgan Stanley	5,000	4.05		4/06/14	(480,934)

						$3,637,120

*	If the Portfolio is the seller of credit protection, the notional amount is the maximum potential amount of future payments the Portfolio could be required to make if a credit event, as defined in the credit default swap agreement, were to occur. At October 31, 2009, such maximum potential amount for all open credit default swaps in which the Portfolio is the seller was $55,400,000.

**	The contract annual fixed rate represents the fixed rate of interest received by the Portfolio (as a seller of protection) or paid by the Portfolio (as a buyer of protection) annually on the notional amount of the credit default swap contract.

***	Current market annual fixed rates, utilized in determining the net unrealized appreciation or depreciation as of period end, serve as an indicator of the market’s perception of the current status of the payment/performance risk associated with the credit derivative. The current market annual fixed rate of a particular reference entity reflects the cost, as quoted by the pricing vendor, of selling protection against default of that entity as of period end and may include upfront payments required to be made to enter into the agreement. The higher the fixed rate, the greater the market perceived risk of a credit event involving the reference entity. A rate identified as “Defaulted” indicates a credit event has occurred for the reference entity.

(1)	Upfront payment is exchanged with the counterparty as a result of the standardized trading coupon.

Global Macro Portfolio as of October 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

Total Return Swaps

					Net
	Notional	Expiration			Unrealized
Counterparty	Amount	Date	Portfolio Pays	Portfolio Receives	Depreciation

JPMorgan Chase Bank	$2,400,621	8/25/10	1-Month USD LIBOR-BBA+50 bp	Total Return on JPMorgan Abu Dhabi Index	$(70,997)

					$(70,997)

Cross-Currency Swaps

	Notional	Notional
	Amount	Amount
	on Fixed	on Floating
	Rate	Rate
	(Currency	(Currency				Net
	Received)	Delivered)	Floating	Fixed	Termination	Unrealized
Counterparty	(000’s omitted)	(000’s omitted)	Rate	Rate	Date	Depreciation

Citigroup Global Markets	TRY 4,000	$2,475	3 Month USD-LIBOR-BBA	11.95%	2/15/12	$(565,569)

Citigroup Global Markets	TRY 8,441	$5,091	3 Month USD-LIBOR-BBA	12.10	2/15/12	(1,339,865)

Citigroup Global Markets	TRY 12,367	$7,361	3 Month USD-LIBOR-BBA	12.46	8/14/13	(1,683,569)

Credit Suisse	TRY 6,790	$3,922	3 Month USD-LIBOR-BBA	12.45	2/15/12	(1,246,359)

JPMorgan Chase Bank	TRY 13,609	$9,252	3 Month USD-LIBOR-BBA	11.20	5/21/14	(389,302)

						$(5,224,664)

TRY - New Turkish Lira

The Portfolio pays interest on the currency received and receives interest on the currency delivered. At the termination date, the notional amount of the currency received will be exchanged for the notional amount of the currency delivered.

Written currency call options activity for the year ended October 31, 2009 was as follows:

	Principal
	Amount of Contracts	Premiums
	(000’s omitted)	Received

Outstanding, beginning of year	—	$—
Options written	JPY 4,078,000	522,711

Outstanding, end of year	JPY 4,078,000	$522,711

JPY - Japanese Yen

At October 31, 2009, the Portfolio had sufficient cash and/or securities to cover commitments under these contracts.

The Portfolio adopted FASB Statement of Financial Accounting Standards No. 161 (FAS 161), “Disclosures about Derivative Instruments and Hedging Activities”, (currently FASB Accounting Standards Codification (ASC) 815-10), effective May 1, 2009. Such standard requires enhanced disclosures about an entity’s derivative and hedging activities, including qualitative disclosures about the objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk related contingent features in derivative instruments. The disclosure below includes additional information as a result of implementing FAS 161.

In the normal course of pursuing its investment objectives, the Portfolio is subject to the following risks:

Credit Risk: The Portfolio may enter into credit default swap contracts to manage its credit risk, to gain exposure to a credit in which the Portfolio may otherwise invest, or to enhance return.

Equity Risk: The Portfolio may enter into total return swap agreements on a security, basket of securities or an index to enhance return, to change the duration of the overall portfolio, to hedge against fluctuations in securities prices or interest rates or as substitution for the purchase or sale of securities.

Foreign Exchange Risk: The Portfolio holds foreign currency denominated investments. The value of these investments and related receivables and payables may change due to future changes in foreign currency exchange rates. To hedge against this risk, the Portfolio may enter into forward foreign currency exchange contracts. The Portfolio may also enter into such contracts to hedge the currency risk of investments it anticipates purchasing. The Portfolio may also purchase or write currency option contracts to enhance return.

Interest Rate Risk: The Portfolio holds fixed-rate bonds. The value of these bonds may decrease if interest rates rise. To hedge against this risk, the Portfolio may enter into interest rate and cross-currency swap contracts. The Portfolio may also purchase and sell U.S. Treasury and foreign debt futures contracts to hedge against changes in interest rates.

The Portfolio enters into swap contracts and forward foreign currency exchange contracts that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Portfolio’s net assets below a certain level over a certain period of time, which would trigger a payment by the Portfolio for those derivatives in a liability position. At October 31, 2009, the fair value of derivatives with credit-related contingent features in a net liability position was $3,712,570. The aggregate fair value of assets pledged as collateral by the Portfolio for such liability was $7,140,292 at October 31, 2009.

The non-exchange traded derivatives in which the Portfolio invests, including swap contracts, over-the-counter options and forward foreign currency exchange

Global Macro Portfolio as of October 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

contracts, are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. The Portfolio is not subject to counterparty credit risk with respect to its written options as the Portfolio, not the counterparty, is obligated to perform under such derivatives. At October 31, 2009, the maximum amount of loss the Portfolio would incur due to counterparty risk was $15,330,605, representing the fair value of such derivatives in an asset position. Such amount would be increased by any unamortized upfront payments made by the Portfolio. To mitigate this risk, the Portfolio has entered into master netting agreements with substantially all its derivative counterparties, which allows it and a counterparty to aggregate amounts owed by each of them for derivative transactions under the agreement into a single net amount payable by either the Portfolio or the counterparty. At October 31, 2009, the maximum amount of loss the Portfolio would incur due to counterparty risk would be reduced by approximately $11,113,000 due to master netting agreements. Counterparties may be required to pledge collateral in the form of cash, U.S. Government securities or highly-rated bonds for the benefit of the Portfolio if the net amount due from the counterparty with respect to a derivative contract exceeds a certain threshold. The amount of collateral posted by the counterparties with respect to such contracts would also reduce the amount of any loss incurred.

The fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at October 31, 2009 was as follows:

	Fair Value
Statement of Assets and			Foreign	Interest
Liabilities Caption	Credit	Equity	Exchange	Rate

Unaffiliated investments, at value	$—	$—	$566,526	$—
Net unrealized appreciation	—	—	—	126,842	*
Receivable for open and closed forward foreign currency exchange contracts	—	—	6,671,312	—
Receivable for open swap contracts	8,092,767	—	—	—

Total Asset Derivatives	$8,092,767	$—	$7,237,838	$126,842

Written options outstanding, at value	$—	$—	$(213,391)	$—
Net unrealized appreciation	—	—	—	(353,366	)*
Payable for open and closed forward foreign currency exchange contracts	—	—	(4,053,957)	—
Payable for open swap contracts	(6,151,959)	(70,997)	—	(5,516,544)

Total Liability Derivatives	$(6,151,959)	$(70,997)	$(4,267,348)	$(5,869,910)

*	Amount represents cumulative unrealized appreciation or (depreciation) on futures contracts in the Futures Contracts table above. Only the current day’s variation margin on open futures contracts is reported within the Statement of Assets and Liabilities as Receivable or Payable for variation margin, as applicable.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure for the six months ended October 31, 2009 was as follows:

			Foreign
Statement of Operations Caption	Credit	Equity	Exchange	Interest Rate

Net realized gain (loss) —
Investment transactions	$—	$—	$(159,120)	$—
Financial futures contracts	—	—	—	2,021,689
Written options	—	—	—	—
Swap contracts	146,540	1,004,865	—	(88,302)
Foreign currency and forward foreign currency exchange contract transactions	—	—	3,347,885	—

Total	$146,540	$1,004,865	$3,188,765	$1,933,387

Change in unrealized appreciation (depreciation) —
Investments	$—	$—	$(159,409)	$—
Financial futures contracts	—	—	—	(1,702,750)
Written options		—	272,054	—
Swap contracts	2,251,649	(155,005)	—	(3,552,815)
Foreign currency and forward foreign currency exchange contracts	—	—	3,794,889	—

Total	$2,251,649	$(155,005)	$3,907,534	$(5,255,565)

The average notional amounts of futures contracts, forward foreign currency exchange contracts, and swap contracts outstanding during the six months ended October 31, 2009, which are indicative of the volume of these derivative types, were approximately $95,138,000, $337,333,000, and $341,867,412, respectively. The average principal amount of purchased option contracts outstanding during the six months ended October 31, 2009 was approximately $36,053,000.

6   Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $450 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each

Global Macro Portfolio as of October 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

quarter. The Portfolio did not have any significant borrowings or allocated fees during the year ended October 31, 2009.

7   Risks Associated with Foreign Investments

Investing in securities issued by entities whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Portfolio, political or financial instability or diplomatic and other developments which could affect such investments. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers and issuers than in the United States.

8   Fair Value Measurements

The Portfolio adopted FASB Statement of Financial Accounting Standards No. 157 (FAS 157), “Fair Value Measurements”, (currently FASB ASC 820-10), effective November 1, 2008. Such standard established a three-tier hierarchy to prioritize the assumptions, referred to as inputs, used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At October 31, 2009, the inputs used in valuing the Portfolio’s investments, which are carried at value, were as follows:

	Quoted
	Prices in
	Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs

Asset Description	(Level 1)	(Level 2)	(Level 3)	Total

Foreign Government Bonds	$—	$116,324,861	$2,353,740	$118,678,601
Foreign Corporate Bonds & Notes	—	10,052,479	—	10,052,479
Corporate Bonds & Notes	—	1,646,193	—	1,646,193
Collateralized Mortgage Obligations	—	104,625,479	—	104,625,479
Mortgage Pass-Throughs	—	687,056,210	—	687,056,210
Commercial Mortgage-Backed Securities	—	35,259,106	—	35,259,106
U.S. Government Agency Bonds	—	5,563,135		5,563,135
U.S. Treasury Obligations	—	2,081,485	—	2,081,485
Common Stocks	—	4,364,717	—	4,364,717
Investment Companies	489,202	—	—	489,202
Currency Options Purchased	—	566,526	—	566,526
Short-Term Investments	64,189,485	359,854,951	—	424,044,436

Total Investments	$64,678,687	$1,327,395,142	$2,353,740	$1,394,427,569

Forward Foreign Currency Exchange Contracts	$—	$6,671,312	$—	$6,671,312
Swaps Contracts	—	8,092,767	—	8,092,767
Futures Contracts	126,842	—	—	126,842

Total	$64,805,529	$1,342,159,221	$2,353,740	$1,409,318,490

Liability Description

Currency Options Written	$—	$(213,391)	$—	$(213,391)
Forward Foreign Currency Exchange Contracts	—	(4,053,957)	—	(4,053,957)
Swaps Contracts	—	(11,739,500)	—	(11,739,500)
Futures Contracts	(353,366)	—	—	(353,366)
Securities Sold Short	—	(40,556,114)	—	(40,556,114)

Total	$(353,366)	$(56,562,962)	$—	$(56,916,328)

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Global Macro Portfolio as of October 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

	Investments in
	Foreign	Investments in
	Government	Short-Term
	Bonds	Investments	Total

Balance as of October 31, 2008	$5,728,740	$5,083,165	$10,811,905
Realized gains (losses)	—	(783,393)	(783,393)
Change in net unrealized appreciation (depreciation)*	(1,058,120)	227,260	(830,860)
Net purchases (sales)	—	(4,527,032)	(4,527,032)
Accrued discount (premium)	(5,605)	—	(5,605)
Net transfers to (from) Level 3	(2,311,275)	—	(2,311,275)

Balance as of October 31, 2009	$2,353,740	$—	$2,353,740

Change in net unrealized appreciation (depreciation) on investments still held as of October 31, 2009*	$(654,608)	$—	$(654,608)

*	Amount is included in the related amount on investments in the Statement of Operations.

9   Review for Subsequent Events

In connection with the preparation of the financial statements of the Portfolio as of and for the year ended October 31, 2009, events and transactions subsequent to October 31, 2009 through December 23, 2009, the date the financial statements were issued, have been evaluated by the Portfolio’s management for possible adjustment and/or disclosure. Management has not identified any subsequent events requiring financial statement disclosure as of the date these financial statements were issued.

Global Macro Portfolio as of October 31, 2009

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Investors of
Global Macro Portfolio:
We have audited the accompanying statement of assets and liabilities of Global Macro Portfolio (the “Portfolio”), including the portfolio of investments, as of October 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the supplementary data for each of the three years in the period then ended. These financial statements and supplementary data are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits. The supplementary data for the year ended October 31, 2006, and all prior periods presented, were audited by other auditors. Those auditors expressed an unqualified opinion on that supplementary data in their report dated December 27, 2006.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2009, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and supplementary data referred to above present fairly, in all material respects, the financial position of Global Macro Portfolio as of October 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the supplementary data for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 23, 2009

Eaton Vance Global Macro Absolute Return Fund as of October 31, 2009
Global Macro Portfolio

SPECIAL MEETING OF SHAREHOLDERS (Unaudited)

Eaton Vance Global Macro Absolute Return Fund

The Fund held a joint Special Meeting of Shareholders on October 23, 2009 (adjourned from September 25, 2009) to approve an amendment to the current fundamental investment restriction regarding the purchase or sale of physical commodities and commodities contracts to provide that the Fund may invest in all types of commodities, commodities contracts and commodities related investments to the extent permitted by law. The following action was taken by the shareholders:

Number of Shares
For	Against	Abstain

5,965,875	101,029	128,960

Global Macro Portfolio

The Portfolio held a joint Special Meeting of Interestholders on October 23, 2009 (adjourned from September 25, 2009) to approve an amendment to the current fundamental investment restriction regarding the purchase or sale of physical commodities and commodities contracts to provide that the Portfolio may invest in all types of commodities, commodities contracts and commodities related investments to the extent permitted by law. The following action was taken by the interestholders:

Interest in the Portfolio
For	Against	Abstain

79%	5%	6%

Results are rounded to the nearest whole number.

Eaton Vance Global Macro Absolute Return Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund’s board of trustees, including by a vote of a majority of the trustees who are not “interested persons” of the fund (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a “Board”) of the Eaton Vance group of mutual funds (the “Eaton Vance Funds”) held on April 27, 2009, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Contract Review Committee of the Board (formerly the Special Committee), which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished for a series of meetings of the Contract Review Committee held in February, March and April 2009. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•	An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;
•	An independent report comparing each fund’s total expense ratio and its components to comparable funds;
•	An independent report comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;
•	Data regarding investment performance in comparison to relevant peer groups of funds and appropriate indices;
•	Comparative information concerning fees charged by each adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the fund;
•	Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management

•	Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed, and any changes in portfolio management processes and personnel;
•	Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through “soft dollar” benefits received in connection with the funds’ brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;
•	Data relating to portfolio turnover rates of each fund;
•	The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•	Reports detailing the financial results and condition of each adviser;
•	Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;
•	Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;
•	Copies of or descriptions of each adviser’s proxy voting policies and procedures;
•	Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;
•	Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;
•	Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds’ administrator; and
•	The terms of each advisory agreement.

Eaton Vance Global Macro Absolute Return Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT’D

In addition to the information identified above, the Contract Review Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended April 30, 2009, the Board met eighteen times and the Contract Review Committee, the Audit Committee, the Governance Committee, the Portfolio Management Committee and the Compliance Reports and Regulatory Matters Committee, each of which is a Committee comprised solely of Independent Trustees, met seven, five, six, six and six times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund’s investment objective.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund’s investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Contract Review Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Contract Review Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuance of the investment advisory agreement between Eaton Vance Global Macro Fund (the “Fund”) with Eaton Vance Management (“EVM”), as well as the investment advisory agreement for Global Macro Portfolio, the portfolio in which the Fund invests (the “Portfolio”), with Boston Management and Research (“BMR”), an affiliate of EVM (EVM, with respect to the Fund, and BMR, with respect to the Portfolio, are each referred to herein as the “Adviser”), including the fee structure of each agreement, is in the interests of shareholders and, therefore, the Contract Review Committee recommended to the Board approval of the agreements. The Board accepted the recommendation of the Contract Review Committee as well as the factors considered and conclusions reached by the Contract Review Committee with respect to the agreements. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreements for the Fund and Portfolio.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreements of the Fund and the Portfolio, the Board evaluated the nature, extent and quality of services to be provided to the Fund by EVM and Portfolio by BMR.

The Board considered EVM’s and BMR’s management capabilities and investment process with respect to the types of investments to be held by the Fund and the Portfolio, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Fund and the Portfolio, including recent changes to such personnel. The Board specifically noted EVM’s and BMR’s expertise with respect to global markets and in-house research capabilities. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation paid to recruit and retain investment personnel, and the time and attention devoted to the Fund and Portfolio by senior management. The Board noted that, under the terms of the investment advisory agreement of the Fund, EVM may invest assets of the Fund directly in securities, for which it would receive a fee, or in the Portfolio, for which it receives no separate fee but for which BMR receives an advisory fee from the Portfolio. The Trustees considered the potential benefits to the Fund of the ability to make direct investments, such as an improved ability to: manage the Fund’s duration, or other general market exposures, using certain derivatives; add exposure to specific market sectors or asset classes without changing the Portfolio’s investments, which would affect any other fund investing in the Portfolio; hedge some of the general market risks of the Portfolio while retaining the value added by the individual manager; and hedge a portion of the exposures of the Portfolio while retaining others (e.g., hedging the U.S. government exposure of the Portfolio while retaining its exposure to high-grade corporate bonds).

The Board also reviewed the compliance programs of the Adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests from regulatory authorities such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.

Eaton Vance Global Macro Absolute Return Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT’D

The Board considered shareholder and other administrative services provided or managed by EVM and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds, including the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

The Board considered the Adviser’s recommendations for Board action and other steps taken in response to the unprecedented dislocations experienced in the capital markets over recent periods, including sustained periods of high volatility, credit disruption and government intervention. In particular, the Board considered the Adviser’s efforts and expertise with respect to each of the following matters as they relate to the Fund and/or other funds within the Eaton Vance family of funds: (i) negotiating and maintaining the availability of bank loan facilities and other sources of credit used for investment purposes or to satisfy liquidity needs; (ii) establishing the fair value of securities and other instruments held in investment portfolios during periods of market volatility and issuer-specific disruptions; and (iii) the ongoing monitoring of investment management processes and risk controls.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreements.

Fund Performance

The Board compared the Fund’s investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the one-, three-, five- and ten-year periods ended September 30, 2008 for the Fund. The Board concluded that performance of the Fund was satisfactory.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates, including any administrative fee rates, payable by the Portfolio and the Fund (referred to collectively as “management fees”). As part of its review, the Board considered the management fees, including administrative fees, and the Fund’s total expense ratio for the year ended September 30, 2008, as compared to a group of similarly managed funds selected by an independent data provider. The Board considered the fact that the Adviser had waived fees and/or paid expenses for the Fund.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees proposed to be charged for advisory and related services and the Fund’s total expense ratio are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Portfolio, the Fund and all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser and its affiliates in connection with its relationship with the Portfolio and the Fund.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund and the Portfolio increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of the Adviser and its affiliates may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and its affiliates and the Fund. The Board also concluded that, assuming reasonably foreseeable increases in the assets of the Portfolio, the structure of the advisory fee, which includes breakpoints at several asset levels, can be expected to cause the Adviser and its affiliates and the Fund to continue to share such benefits equitably.

Eaton Vance Global Macro Absolute Return Fund

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of Eaton Vance Mutual Funds Trust (the Trust) and Global Macro Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust’s and Portfolio’s affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research, “Parametric” refers to Parametric Portfolio Associates LLC and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter, the Portfolio’s placement agent and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below.

	Position(s)	Term of		Number of Portfolios
	with the	Office and		in Fund Complex
Name and	Trust and	Length of	Principal Occupation(s)	Overseen By
Date of Birth	the Portfolio	Service	During Past Five Years	Trustee(1)	Other Directorships Held

Interested Trustee

Thomas E. Faust Jr. 5/31/58	Trustee and President of the Trust	Trustee since 2007 and President of the Trust since 2002	Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 176 registered investment companies and 4 private investment companies managed by EVM or BMR. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust and Portfolio.	176	Director of EVC

Noninterested Trustees

Benjamin C. Esty 1/2/63	Trustee	Since 2005	Roy and Elizabeth Simmons Professor of Business Administration and Finance Unit Head, Harvard University Graduate School of Business Administration.	176	None

Allen R. Freedman 4/3/40	Trustee	Since 2007	Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Formerly, Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007).	176	Director of Assurant, Inc. (insurance provider) and Stonemor Partners, L.P. (owner and operator of cemeteries)

William H. Park 9/19/47	Trustee	Since 2003	Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (since 2006). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005).	176	None

Ronald A. Pearlman 7/10/40	Trustee	Since 2003	Professor of Law, Georgetown University Law Center.	176	None

Helen Frame Peters 3/22/48	Trustee	Since 2008	Professor of Finance, Carroll School of Management, Boston College. Adjunct Professor of Finance, Peking University, Beijing, China (since 2005).	176	Director of BJ’s Wholesale Club, Inc. (wholesale club retailer)

Heidi L. Steiger 7/8/53	Trustee	Since 2007	Managing Partner, Topridge Associates LLC (global wealth management firm) (since 2008); Senior Advisor (since 2008), President (2005-2008), Lowenhaupt Global Advisors, LLC (global wealth management firm). Formerly, President and Contributing Editor, Worth Magazine (2004-2005). Formerly, Executive Vice President and Global Head of Private Asset Management (and various other positions), Neuberger Berman (investment firm) (1986-2004).	176	Director of Nuclear Electric Insurance Ltd. (nuclear insurance provider), Aviva USA (insurance provider) and CIFG (family of financial guaranty companies) and Advisory Director of Berkshire Capital Securities LLC (private investment banking firm)

Eaton Vance Global Macro Absolute Return Fund

MANAGEMENT AND ORGANIZATION CONT’D

	Position(s)	Term of		Number of Portfolios
	with the	Office and		in Fund Complex
Name and	Trust and	Length of	Principal Occupation(s)	Overseen By
Date of Birth	the Portfolio	Service	During Past Five Years	Trustee(1)	Other Directorships Held

Noninterested Trustees (continued)

Lynn A. Stout 9/14/57	Trustee	Since 1998	Paul Hastings Professor of Corporate and Securities Law (since 2006) and Professor of Law (2001-2006), University of California at Los Angeles School of Law.	176	None

Ralph F. Verni 1/26/43	Chairman of the Board and Trustee	Chairman of the Board since 2007 and Trustee since 2005	Consultant and private investor.	176	None

Principal Officers who are not Trustees

	Position(s)	Term of
	with the	Office and
Name and	Trust and	Length of	Principal Occupation(s)
Date of Birth	the Portfolio	Service	During Past Five Years

William H. Ahern, Jr. 7/28/59	Vice President of the Trust	Since 1995	Vice President of EVM and BMR. Officer of 76 registered investment companies managed by EVM or BMR.

John R. Baur 2/10/70	Vice President	Of the Trust since 2008 and of the Portfolio since 2007	Vice President of EVM and BMR. Previously, attended Johnson Graduate School of Management, Cornell University (2002-2005), and prior thereto he was an Account Team Representative in Singapore for Applied Materials, Inc. Officer of 35 registered investment companies managed by EVM or BMR.

Michael A. Cirami 12/24/75	Vice President	Of the Trust since 2008 and of the Portfolio since 2007	Vice President of EVM and BMR. Officer of 35 registered investment companies managed by EVM or BMR.

Cynthia J. Clemson 3/2/63	Vice President of the Trust	Since 2005	Vice President of EVM and BMR. Officer of 92 registered investment companies managed by EVM or BMR.

Charles B. Gaffney 12/4/72	Vice President of the Trust	Since 2007	Director of Equity Research and a Vice President of EVM and BMR. Officer of 32 registered investment companies managed by EVM or BMR.

Christine M. Johnston 11/9/72	Vice President	Since 2007	Vice President of EVM and BMR. Officer of 37 registered investment companies managed by EVM or BMR.

Aamer Khan 6/7/60	Vice President of the Trust	Since 2005	Vice President of EVM and BMR. Officer of 35 registered investment companies managed by EVM or BMR.

Thomas H. Luster 4/8/62	Vice President of the Trust	Since 2006	Vice President of EVM and BMR. Officer of 54 registered investment companies managed by EVM or BMR.

Robert B. MacIntosh 1/22/57	Vice President of the Trust	Since 1998	Vice President of EVM and BMR. Officer of 91 registered investment companies managed by EVM or BMR.

Jeffrey A. Rawlins 10/6/61	Vice President of the Trust	Since 2009	Vice President of EVM and BMR. Previously, a Managing Director of the Fixed Income Group at State Street Research and Management (1989-2005). Officer of 31 registered investment companies managed by EVM or BMR.

Duncan W. Richardson 10/26/57	Vice President of the Trust	Since 2001	Director of EVC and Executive Vice President and Chief Equity Investment Officer of EVC, EVM and BMR. Officer of 80 registered investment companies managed by EVM or BMR.

Judith A. Saryan 8/21/54	Vice President of the Trust	Since 2003	Vice President of EVM and BMR. Officer of 51 registered investment companies managed by EVM or BMR.

Susan Schiff 3/13/61	Vice President	Since 2002	Vice President of EVM and BMR. Officer of 37 registered investment companies managed by EVM or BMR.

Eaton Vance Global Macro Absolute Return Fund

MANAGEMENT AND ORGANIZATION CONT’D

	Position(s)	Term of
	with the	Office and
Name and	Trust and	Length of	Principal Occupation(s)
Date of Birth	the Portfolio	Service	During Past Five Years

Principal Officers who are not Trustees (continued)

Thomas Seto 9/27/62	Vice President of the Trust	Since 2007	Vice President and Director of Portfolio Management of Parametric. Officer of 32 registered investment companies managed by EVM or BMR.

David M. Stein 5/4/51	Vice President of the Trust	Since 2007	Managing Director and Chief Investment Officer of Parametric. Officer of 32 registered investment companies managed by EVM or BMR.

Eric Stein 4/18/80	Vice President of the Portfolio	Since 2008	Vice President of EVM and BMR. Officer of 1 registered investment company managed by EVM or BMR.

Dan R. Strelow 5/27/59	Vice President of the Trust	Since 2009	Vice President of EVM and BMR since 2005. Previously, a Managing Director (since 1988) and Chief Investment Officer (since 2001) of the Fixed Income Group at State Street Research and Management. Officer of 31 registered investment companies managed by EVM or BMR.

Mark S. Venezia 5/23/49	Vice President of the Trust and President of the Portfolio	Vice President of the Trust since 2007 and President of the Portfolio since 2002	Vice President of EVM and BMR. Officer of 38 registered investment companies managed by EVM or BMR.

Adam A. Weigold 3/22/75	Vice President of the Trust	Since 2007	Vice President of EVM and BMR. Officer of 69 registered investment companies managed by EVM or BMR.

Barbara E. Campbell 6/19/57	Treasurer	Treasurer of the Trust since 2005 and of the Portfolio since 2008	Vice President of EVM and BMR. Officer of 176 registered investment companies managed by EVM or BMR.

Maureen A. Gemma 5/24/60	Secretary and Chief Legal Officer	Secretary since 2007 and Chief Legal Officer since 2008	Vice President of EVM and BMR. Officer of 176 registered investment companies managed by EVM or BMR.

Paul M. O’Neil 7/11/53	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR. Officer of 176 registered investment companies managed by EVM or BMR.

(1)	Includes both master and feeder funds in a master-feeder structure.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge on Eaton Vance’s website at eatonvance.com or by calling 1-800-262-1122.

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Investment Adviser of Global Macro Portfolio
Boston Management and Research
Two International Place
Boston, MA 02110

Investment Adviser and Administrator of
Eaton Vance Global Macro Absolute Return Fund
Eaton Vance Management
Two International Place
Boston, MA 02110

Principal Underwriter*
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
(617) 482-8260

Custodian
State Street Bank and Trust Company
200 Clarendon Street
Boston, MA 02116

Transfer Agent
PNC Global Investment Servicing
Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022

Eaton Vance Global Macro Absolute Return Fund
Two International Place
Boston, MA 02110
* FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing the program is available to investors at www.FINRA.org.

This report must be preceded or accompanied by a current prospectus. Before investing, investors should consider carefully the Fund’s investment objective(s), risks, and charges and expenses. The Fund’s current prospectus contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-262-1122.

3041-12/09	GMSRC

Item 2. Code of Ethics
The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122.
Item 3. Audit Committee Financial Expert
The registrant’s Board has designated William H. Park, an independent trustee, as its audit committee financial expert. Mr. Park is a certified public accountant who is the Vice Chairman of Commercial Industrial Finance Corp (specialty finance company). Previously, he served as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm) and as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (“UAM”) (a holding company owning institutional investment management firms).
Item 4. Principal Accountant Fees and Services
(a)-(d)
The following table presents the aggregate fees billed to the registrant for the past two fiscal years ended October 31, 2008, and October 31, 2009, by the Fund’s principal accountant, Deloitte & Touche LLP (D&T), for professional services rendered for the audit of the registrant’s annual financial statements and fees billed for other services rendered by the principal accountant during those periods.

Fiscal Years Ended	10/31/2008	10/31/2009

Audit Fees	$128,345	$129,410
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$21,200	$22,450
All Other Fees(3)	$0	$2,500

Total	$149,545	$154,360

(1)	Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under the category of audit fees.

(2)	Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other tax related compliance/planning matters.

(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.
For both the fiscal years ended October 31, 2008 and October 31, 2009, the registrant was billed $40,000, by D&T, for work done in connection with its Rule 17Ad-13 examination of Eaton Vance Management’s assertion that it has maintained an effective internal control structure over sub-transfer agent and registrar functions, such services being pre-approved in accordance with Rule 2-01(c)(7)(ii) of Regulation S-X.
(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”). The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities. As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.
The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually. The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.
(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01 (c)(7)(i)(C) of Regulation S-X.
(f) Not applicable.
(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the registrant by the registrant’s principal accountant for the past two fiscal years ended October 31, 2008, and October 31, 2009; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the Eaton Vance organization by the registrant’s principal accountant for the same time periods, respectively.

Fiscal Years Ended	10/31/2008	10/31/2009

Registrant	$21,200	$24,950

Eaton Vance(1)	$325,329	$280,861

(1)	Certain subsidiaries of Eaton Vance Corp. provide ongoing services to the registrant.
(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.
Item 5. Audit Committee of Listed registrants
Not required in this filing.
Item 6. Schedule of Investments
Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies
Not required in this filing.
Item 8. Portfolio Managers of Closed-End Management Investment Companies
Not required in this filing.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not required in this filing.
Item 10. Submission of Matters to a Vote of Security Holders.
No Material Changes.
Item 11. Controls and Procedures
(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.
(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits

(a)(1)	Registrant’s Code of Ethics — Not applicable (please see Item 2).

(a)(2)(i)	Treasurer’s Section 302 certification.

(a)(2)(ii)	President’s Section 302 certification.

(b)	Combined Section 906 certification.

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Global Macro Portfolio
By:	/s/ Mark S. Venezia
Mark S. Venezia
President

Date: December 16, 2009
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Barbara E. Campbell
Barbara E. Campbell
Treasurer

Date: December 16, 2009

By:	/s/ Mark S. Venezia
Mark S. Venezia
President

Date: December 16, 2009 `